UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 12, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 5.        Other Events and Regulation FD Disclosure.

                    As previously reported, on August 1, 2000, Spartan Stores consummated a merger with Seaway Food Town, Inc. ("Food Town"), and certain shareholders of Food Town provided notice of dissent from the merger. As of September 12, 2001, Spartan Stores and the dissenting Food Town shareholders signed definitive agreements to settle the dissenters' rights claims. Under the settlement, Spartan Stores will issue to the dissenting Food Town shareholders one share of Spartan Stores common stock and $4.75 in cash for each of the 443,300 shares of Food Town common stock held in aggregate by the dissenters. In addition, the dissenters have agreed for one year to limit resales or other dispositions of the Spartan Stores shares to no more than 50,000 shares per week and no more than 25,000 shares per day. The parties will dismiss the pending dissenters' rights proceeding.

Forward Looking Statements

This Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identifiable by words or phrases indicating that Spartan Stores or management "expects," "anticipates," "projects," "estimates," "plans" or "believes" that a particular occurrence "may result" or "will likely result" or that a particular event "may occur" or "will likely occur" in the future, or similarly stated expectations. Forward-looking statements are necessarily statements of belief as to the expected outcomes of future events. You should not place undue reliance on these forward-looking statements, which speak only as of the date and time the statement is made. Actual results could materially differ from those expressed or implied by forward-looking statements. In addition to other risks and uncertainties described in Spartan Stores' Annual Report on Form 10-K for the year ended March 31, 2001 and in other periodic reports filed with the Securities and Exchange Commission, there are many important factors that could cause actual results to be materially different from Spartan Stores' stated expectations, including but not limited to: competitive pressures among food retail and distribution companies; the acquisitions of Seaway Food Town, Inc. and Prevo's Family Markets, Inc.; the integration of the business operations of the retail stores and other businesses acquired by Spartan Stores; future business acquisitions, including additional retail stores; unanticipated difficulties in the operation of the retail grocery segment; difficulties in assimilation of acquired personnel, operations, systems or procedures; inability to realize synergies in the amounts or within the time frame expected by management; adverse effects on existing business relationships with independent retail grocery store customers; unexpected difficulties in the retention or hiring of employees for the acquired businesses; unanticipated labor shortages, stoppages or disputes; business divestitures; increased transportation or fuel costs; current or future lawsuits and administrative proceedings; additional borrowings for retail store acquisitions; interest rate changes; cigarette inventory levels; retail property sales; the volume of notes receivable; and the amount of fees received on delinquent accounts. Spartan Stores undertakes no obligation to update or revise these forward-looking statements to reflect events or conditions after the date the statements are made.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2001	SPARTAN STORES, INC. (Registrant)

By /s/ David M. Staples
David M. Staples Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and duly authorized signatory for Registrant)